February 2013 American Realty Capital Properties Acquisition of CapLease Inc. in a $2.2 Billion Transaction May 2013 Acquisition will Create Pro Forma Enterprise Value of Approximately $6.0 Billion Transaction will be 10% Accretive to AFFO with a 28% Increase in 2014 over 2013 Acquisition Solidifies ARCP’s Position as Best Credit Quality, Fastest Growing Single Tenant Net Lease REIT

2 Additional Information about the Proposed Transaction and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, American Realty Capital Properties, Inc. (“Parent”) and CapLease, Inc. (the “Company”) intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain free copies of the proxy statement and other relevant documents filed by Parent and the Company with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Parent with the SEC are also available free of charge on Parent’s website at http://www.arcpreit.com/, and copies of the documents filed by the Company with the SEC are available free of charge on the Company’s website at www.caplease.comor by directing a request to: CapLease, Inc., 1065 Avenue of the Americas, New York, New York 10018, Attn: Investor Relations, (212) 217-6300. Parent and the Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction. Information regarding Parent’s directors and executive officers can be found in Parent’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 19, 2013. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from Parent or the Company, as applicable, using the sources indicated above.

3 Forward-Looking Statements Information set forth herein contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect Parent’s and the Company’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts. The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; the business plans of the tenants of the respective parties; the outcome of any legal proceedings relating to the merger or the merger agreement; and risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in Parent’s and the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. Parent and the Company disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

4  Accretion to Earnings and Dividends:The transaction is expected to be immediately accretive to ARCP’s AFFO per share by approximately $0.11 per share. Upon closing, ARCP will increase its dividend by $0.03 per share, or 3.2% to $0.94 per share, while maintaining a conservative payout ratio.  Increased Size and Scale:ARCP will have a pro forma enterprise value of approximately $6.0 billion and will be among the largestpublicly traded net lease REITs. The increased size and scale resulting from the transaction significantly enhances ARCP’s ability to execute large transactions and strengthens its position as an industry consolidator in the fragmented net lease real estate industry where size and cost of capital matter.  Increased Diversification:ARCP’s top ten tenant diversification improves from 60% to 43% post merger. This transaction improves the quality of ARCP’s revenue through additional diversification while strengthening the overall capital structure on a risk adjusted basis.  Impact on Balance Sheet: With respect to LSE’s $1.2 billion of outstanding debt, ARCP intends to assume approximately $580 million and repay the balance, thus materially reducing the legacy leverage and paying off its high coupon debt and preferred equity.  Management Additions, Integration and Operating Synergies: LSE’s management team is expected to join American Realty Capital, the parent of ARCP’s external advisor, upon completion of the merger. These additions increase the depth and breadth of the ARC team, provide management continuity of the LSE assets, adds build-to-suit capabilities, and brings ARCP closer to internalizing its management. Acquisition of LSE Provides ARCP with Strategic, Financial and Portfolio Benefits. This acquisition significantly advances ARCP’s strategic objectives to grow its property portfolio consistent with its investment strategy and further reduce its credit concentration.

Properties 793 Investment Grade (2) (by NOI) 82% Occupancy 100% Enterprise Value (3) $6.0 billion TotalSquare Feet 28 million Average RemainingLease Term 10 years No. of Tenants 92 No. of Industries 26 ARCP will become a Leader in the Public Traded Net Lease Industry. (1) Post Merger (1) (1) Excludes held-for-sale assets. (2) Includes investment grade tenants affiliated with investment grade entities as determined by a major rating agency. For purposes of this presentation, we have attributed the ratings of the affiliated parent company. (3) Implied enterprise value at the close of the proposed transaction. 5

6 ARCP’s Top 10 Tenant Concentration Improves to only 43% Post Merger. ARCP Top 10 Tenants LSE Top 10 Tenants ARCP Post Merger Top 10 Tenants Tenant % Rating (1) Dollar General 10.8% BBB- Citizens Bank 10.1% A FedEx 9.4% BBB Walgreens 7.7% BBB AON Corporation 6.4% BBB+ General Mills 3.9% BBB+ GSA 3.4% AA+ Advance Auto 2.9% BBB- Bed Bath & Beyond 2.8% BBB+ Family Dollar 2.6% BBB- 60.0%100.0% Tenant % Rating (1) GSA 8.9% AA+ AON Corporation 6.3% BBB+ TJX Companies, Inc. 5.4% A Lowes Companies, Inc. 5.0% A- Exelis, Inc. 4.9% BBB- The Kroger Co. 4.8% BBB Invesco Holding Co. Ltd. 4.7% A- Tiffany & Co. 4.3% A- Nestle Holdings, Inc. 4.0% AA Allstate Insurance Company 4.0% A+ 52.3% 100.0% Tenant % Rating (1) Dollar General 6.4% BBB- AON Corporation 6.4% BBB+ Citizens Bank 6.0% A GSA 5.7% AA+ FedEx 5.6% BBB Walgreens 4.7% BBB General Mills 2.3% BBB+ TJX Companies, Inc. 2.2% A Lowes Companies, Inc. 2.0% A- Exelis, Inc. 2.0% BBB- 43.3% 100.0% Note: Excludes held-for-sale assets (1) Includes investment grade tenants affiliated with investment grade entities as determined by a major independent rating agency. For purposes of this presentation, we have attributed the ratings of the affiliated parent company to the tenant. Top 10 Tenants = 100% Investment Grade

7 ARCP Post Merger will Increase its Dividend for the 7 th Consecutive Quarter. (1) (1) Pending the close of the proposed transaction. (2) Dividends based on dividend rate at the end of each period. $0.875 $0.875 $0.880 $0.885 $0.890 $0.895 $0.900 $0.910 $0.940 $0.840 $0.860 $0.880 $0.900 $0.920 $0.940 $0.960 Q'3 2011 Q'4 2011 Q'1 2012 Q'2 2012 Q'3 2012 Q'4 2012 Q'1 2013 Q'2 2013 ARCP Post Merger P e r S h a r e Historical Annualized Dividend (2)

8 AFFO per share is projected to grow by 28% from 2013 to 2014. (1) ($ amounts in millions, except per share data) 2014 Prior Guidance 2014 Revised Guidance Low High Low High FFO/share(fully diluted) $1.05 $1.09 $1.14 $1.18 GrowthRate 12.6% 22.1% AFFO/share(fully diluted) $1.06 $1.10 $1.17 $1.21 Growth Rate 16.1% 28.0% (1) Using mid points of guidance range. ARCP Pro Forma Earnings Guidance 2013 Key Assumptions: • AFFO per share: Range -$0.91 to $0.95 • Acquisitions:Acquire an additional $800 million of assets (balance of 2013) • Financing:Capacity to utilize $1.45 billion unsecured financing: • $1.45 billion term/revolver @ 2.45% fixed rate interest • Weighted Average Shares Outstanding: 191.0 million (fully diluted) 2014 Key Assumptions: • Acquisitions: Acquire $1 billion of assets • Capitalization:65% equity issuance, 35% debt utilization • Weighted Average Shares Outstanding:252.5 million (fully diluted)